Offerings - Offering: 1	Jun. 30, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	3.625% Notes due 2032
Amount Registered | shares	688,200,000
Maximum Aggregate Offering Price	$ 684,882,876.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 94,582.33
Offering Note	EUR600,000,000 aggregate principal amount of the 3.625% Notes due 2032 will be issued. The Amount Registered and the Maximum Aggregate Offering Price are based on the June 18, 2026 EUR/U.S. dollar exchange rate of EUR1.00 = U.S. $1.1470 as announced as the noon buying rate by the Board of Governors of the U.S. Federal Reserve System.